Loan from Others	6 Months Ended
Jun. 30, 2025
Loan from Others [Abstract]
LOAN FROM OTHERS

NOTE 4: - LOAN FROM OTHERS

On August 21, 2024, the Company closed the Restructuring Agreement with the EIB, which included an amendment to the Finance Contract (the transactions contemplated by the Restructuring Agreement called the “EIB Restructuring Transaction”). In connection with the EIB Restructuring Transaction, an amount equal to approximately EUR 26.6 million (equal to approximately $29 million), including interest accrued to date, owed by the company to the EIB under the Finance Contract, was converted into 1,000 preferred shares, no par value per share. The company assessed the fair value of the preferred shares using the OPM model and the following assumptions, (1) expected term of three years, (2) risk-free rate of 3.8%, (3) STD of 110%.

Following such conversion, the total outstanding amount to the EIB is EUR 250,000 (equal to approximately $293,000 as of June 30, 2025). The outstanding amount has a maturity date of December 31, 2031, and no interest accrues or is due and payable on such amount. The Company is no longer required to pay to the EIB (i) royalties based on the Company’s commercial sales exceeding EUR 5 million or (ii) a percentage (10%) of the gross proceeds from the Company’s capital raises.